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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20459

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   ----------

                         August 1, 2003 (July 31, 2003)
                Date of Report (Date of earliest event reported)


                            TYLER TECHNOLOGIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                  1-10485                  75-2303920
             --------                  -------                  ----------
          (State or other            (Commission             (I.R.S. Employer
          jurisdiction of            File Number)           Identification No.)
         incorporation or
           organization)



                          5949 Sherry Lane, Suite 1400
                               Dallas, Texas 75225
                               -------------------
                    (Address of principal executive offices)

                                 (972) 713-3700
                                 --------------
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

On July 31, 2003, Tyler Technologies, Inc. issued the earnings news release announcing results from operations and financial condition for the three months ended June 30, 2003, as well as the appointment of a chief operating officer and an increase in the authorization of our common share repurchase, attached hereto as Exhibit 99.1, which news release is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

         99.1     News Release issued by Tyler Technologies, Inc. dated July 31,
                  2003.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TYLER TECHNOLOGIES, INC.


Date:  August 1, 2003           By:  /s/ Theodore L. Bathurst
                                     ------------------------------------------
                                     Theodore L. Bathurst
                                     Vice President and Chief Financial Officer
                                     (principal financial officer)




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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
------            -----------
99.1              News Release issued by Tyler Technologies, Inc. dated July 31,
                  2003.